UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 1, 2026

(Date of earliest event reported)

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Boulevard, Suite 2100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

214-427-1704

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Explanatory Note

On May 5, 2026 (the “Closing Date”), Applied Digital Corporation, a Nevada corporation (the “Company”), completed the previously announced divestiture of its cloud business pursuant to that certain Contribution and Exchange Agreement (the “Contribution and Exchange Agreement”), dated February 15, 2026, by and among Ekso Bionics Holdings, Inc. (“Ekso”), APLD Intermediate HoldCo LLC, a Delaware limited liability company (“APLD Intermediate”), APLD ChronoScale HoldCo LLC, a Delaware limited liability company and a wholly owned subsidiary of APLD Intermediate (“Contributor”), each a wholly owned direct or indirect subsidiary of the Company, and Applied Digital Cloud Corporation, a Nevada corporation, a wholly owned indirect subsidiary of the Company and a direct subsidiary of Contributor (“Cloud”). Upon the closing (the “Closing”), Contributor contributed to Ekso all of its right, title and interest in and to 1,200 shares of common stock of Cloud, constituting 100% of the issued and outstanding equity of Cloud (the “Contributed Shares”), in exchange for 138,216,820 newly issued shares (the “Exchanged Shares”) of Ekso common stock, par value $0.001 per share (the “Ekso Common Stock”). As a result of the transaction (the “Business Combination”), Cloud became a wholly owned subsidiary of Ekso and Ekso changed its name to ChronoScale Corporation (“ChronoScale”). The Company as of the Closing (on an aggregate basis with Contributor) owns approximately 97% of the issued and outstanding equity of ChronoScale. The common stock of ChronoScale began trading on the Nasdaq Capital Market under the symbol “CHRN” on May 5, 2026.

The foregoing description of the Contribution and Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Contribution and Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Private Placement

In connection with, and as a condition to Closing, on May 1, 2026, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Ekso, pursuant to which Ekso agreed to sell and issue to the Company 1,311,407 shares of Ekso Common Stock (the “Private Placement Shares”). The Private Placement Shares were issued and sold at an offering price of $12.01 per share, the closing price of Ekso Common Stock on April 30, 2026, the date immediately preceding the date of execution of the Securities Purchase Agreement, for gross proceeds of approximately $15.75 million (the “Applied Parent Equity Financing”). The closing of the Applied Parent Equity Financing took place on May 5, 2026, immediately prior to the Closing. The Private Placement Shares constitute registrable securities under the Investor Rights Agreement (as defined below) and, as such, have the same resale registration rights as set forth under “Item 1.01. Entry into a Material Definitive Agreement – Investor Rights Agreement – Registration Rights” of this Current Report.

Lake Street Capital Markets, LLC (the “Placement Agent”) served as Ekso’s exclusive placement agent in connection with the Applied Parent Equity Financing, and in the past, has provided, directly or through its affiliates, financial advisory and other services to Ekso. As compensation for the services provided by the Placement Agent in the Applied Parent Equity Financing, the Placement Agent received a cash fee equal to 5.0% of the aggregate gross proceeds raised in the Applied Parent Equity Financing, or approximately $0.75 million.

The Securities Purchase Agreement contains customary representations, warranties and agreements by Ekso, conditions to closing, indemnification obligations of the Company and Ekso, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Securities Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Management Advisory and Corporate Services Agreement

At Closing, in connection with the Contribution and Exchange Agreement, the Company and ChronoScale entered into a Management Advisory and Corporate Services Agreement (the “Services Agreement”). Under the Services Agreement, the Company has agreed to provide ChronoScale with (i) management advisory services, including financial, managerial, and operational advice regarding day-to-day operations and strategic transactions and (ii) certain corporate services to ChronoScale, including administrative and software services, and various personnel services. Under the Services Agreement, ChronoScale will pay the Company (i) an amount equal to one percent (1%) of the gross revenue of ChronoScale and its subsidiaries per quarter and (ii) fees for other corporate services provided by the Company to ChronoScale and its subsidiaries as they are incurred on a monthly basis. The Services Agreement has an initial term of twelve (12) months, with automatic successive one (1)-month renewals unless either party provides at least sixty (60) days’ prior written notice of non-renewal prior to the expiration of the initial term or at least twenty (20) days prior to the expiration of the renewal term, and may be terminated by the Company upon thirty (30) days written notice to ChronoScale or by either party upon an uncured material breach or upon a party’s bankruptcy or insolvency. ChronoScale has agreed to indemnify the Company for damages arising from gross negligence, willful misconduct, fraud, or breach, and the Company’s aggregate liability is capped at ten percent (10%) of the aggregate service fees paid to the Company, with exclusions for consequential damages subject to carve-outs for fraud or willful misconduct. The Services Agreement also contains customary provisions regarding confidentiality, intellectual property licensing and data privacy and is governed by the laws of the State of Delaware.

The foregoing description of the Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Services Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Investor Rights Agreement

Designation Rights

At the Closing, Contributor and ChronoScale entered into an investor rights agreement (the “Investor Rights Agreement”), pursuant to which, the APLD Designator (as defined therein) has the right to designate four (4) of the seven (7) directors on ChronoScale’s Board of Directors (the “Board”), including the Chairman (each such director, an “APLD Designee”). The initial APLD Designees are Wes Cummins (Chairman), Ella Benson, Douglas Miller and Richard Nottenburg. The rest of the Board is comprised of Ying Cenly Chen, ChronoScale’s Chief Executive Officer, William M. Clancy, and Scott G. Davis, the Chief Executive Officer of Ekso Bionics, Inc. (a wholly owned subsidiary of ChronoScale).

The Investor Rights Agreement provides that, (i) for so long as the APLD Investors (as defined therein) beneficially own at least 50% of the aggregate outstanding voting securities of ChronoScale, the APLD Designator may designate four (4) directors, (ii) if the APLD Investors beneficially own at least 25% of the aggregate outstanding voting securities of ChronoScale, the APLD Designator may designate three (3) directors; (iii) if the APLD Investors beneficially own at least 10% (but less than 25%) of the aggregate outstanding voting securities of ChronoScale, the APLD Designator may designate two (2) directors; and (iv) if the APLD Investors beneficially own less than 10% of the aggregate outstanding voting securities of ChronoScale, the APLD Designator may designate one (1) director. In addition, the Investor Rights Agreement provides that the APLD Designator has the right, but not the obligation, to consent to any individual nominated for election to the Board seat initially occupied by the Chief Executive Officer of ChronoScale, for so long as the APLD Investors collectively beneficially own at least 25% of the aggregate outstanding voting securities of ChronoScale.

Under the Investor Rights Agreement, any director that is designated by the APLD Designator may only be removed with the consent of the APLD Designator, or by the stockholders in accordance with applicable law and regulations, and the APLD Designator is entitled to appoint replacement designees in the event a vacancy is created with respect to one of its designees.

Under the Investor Rights Agreement, ChronoScale is required to include the applicable designees in its slate of nominees for election at any stockholder meetings and to use reasonable best efforts to cause each designee to be elected.

For so long as the APLD Investors continue to beneficially own at least thirty percent (30%) of the aggregate outstanding voting securities of ChronoScale, the Board is prohibited from increasing the total number of directors on the Board to greater than seven (7) and, in no event shall any decrease in the number of directors on the Board, in any instance, eliminate, abridge, or otherwise modify the APLD Designator’s designation rights, in each case, without the consent of the APLD Designator.

Observer Rights

For so long as any APLD Investor is a party to the Investor Rights Agreement, the APLD Investors have the right to invite two (2) observers to all meetings of the Board, and such observers may participate in all deliberations thereof, in a non-voting observer capacity, so long as such observers’ presence, or participation in, such meetings shall not pose a conflict of interest or threat to attorney-client privilege or work product privilege.

Approval Rights

Under the Investor Rights Agreement, for so long as the APLD Investors continue to beneficially own at least thirty percent (30%) of the aggregate outstanding voting securities of ChronoScale, ChronoScale has agreed not to take the following specified actions (as more fully set forth in the Investor Rights Agreement) without the prior written consent of the APLD Designator, which such approval rights may be waived by the APLD Designator, in whole or in part, from time to time:

●	commence or approve any dissolution, liquidation or winding up of ChronoScale or any subsidiary, including similar transactions, or merge or consolidate with any person, or sell, lease, transfer or otherwise dispose of all or substantially all of the assets or voting power of ChronoScale or any subsidiary;
●	make any fundamental change in the nature of ChronoScale’s or any subsidiary’s business or purpose;
●	relocate ChronoScale’s principal office;
●	create, authorize, designate, issue or obligate ChronoScale or any subsidiary to issue any securities that are senior to the Common Stock with respect to dividends, liquidation or voting;
●	amend ChronoScale’s Articles of Incorporation or bylaws, stockholders’ agreement or similar governing or organizational document;
●	issue any shares of preferred stock;
●	declare, set aside or pay any dividends or other distributions on any capital stock;
●	enter into any agreement that restricts the ability of ChronoScale or any subsidiary to comply with the preemptive rights of the APLD Investors in the Investor Rights Agreement;
●	incur, create, assume or guarantee any indebtedness for borrowed money, subject to certain exceptions;
●	make or commit to make any acquisition, joint venture, partnership, strategic alliance or formation of any subsidiary, or any investment in, or loans or advances to, any person, subject to certain exceptions;
●	create, incur, assume or permit to exist any Lien (as defined in the Investor Rights Agreement) on any property or asset now owned or hereafter acquired by ChronoScale or any subsidiary, assign or sell any income or revenues (including accounts receivable) or rights in respect thereof, other than Permitted Liens (as defined in the Investor Rights Agreement);
●	enter into, amend, waive, supplement or terminate any transaction or agreement with any stockholder, director, officer or employee of ChronoScale or any subsidiary, or any affiliate of the foregoing, subject to certain exceptions;
●	sell, transfer, assign, exclusively license, pledge, encumber or otherwise dispose of any assets valued individually or collectively in excess of $100 million, subject to certain exceptions;

●	hire, appoint, terminate or materially change the compensation or duties of the Chief Executive Officer or Chief Financial Officer of ChronoScale;
●	appoint, remove or change ChronoScale’s independent public accountants (other than to a nationally recognized or regional accounting firm);
●	prosecute, commence, defend, settle or compromise any litigation, arbitration, administrative or regulatory proceeding, investigation or claim that could reasonably be expected to (i) result in obligations (including fees and expenses) exceeding $1 million, (ii) impose injunctive or other equitable relief materially adverse to ChronoScale or the conduct of the business, or (iii) adversely affect the rights of any APLD Investor;
●	enter into any agreement that purports to bind any APLD Investor;
●	make any political or charitable contribution in excess of $1,000 in any instance or $10,000 in the aggregate in any fiscal year, subject to applicable law;
●	enter into any agreement that restricts the ability of ChronoScale or any subsidiary to conduct any material aspect of its business, to compete in any material respect, or to operate in any geographic area, other than customary restrictions in commercial agreements entered into in the ordinary course of business; and
●	agree, approve, adopt a plan or policy, or commit, resolve or obligate ChronoScale or any subsidiary to do any of the foregoing.

Preemptive Rights

Contributor is entitled to preemptive rights for so long as it beneficially owns at least ten percent (10%) of ChronoScale’s aggregate outstanding voting securities, subject to certain exemptions. When ChronoScale proposes to issue new equity securities, it must provide Contributor with written notice specifying the securities to be offered, the price, and other material terms. Within ten (10) days of receiving this notice, Contributor may elect to purchase up to the lesser of (i) 150% of its pro rata share of outstanding equity securities or (ii) 75% of the new securities being offered, with an oversubscription right for any unsubscribed securities.

If Contributor does not subscribe for all offered securities, ChronoScale may sell the remaining securities to third parties within ninety (90) days, provided the terms are no more favorable than those initially offered to Contributor. If ChronoScale fails to complete a sale within this period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the preemptive rights revive and the offered securities may not be sold without restarting the process.

Registration Rights

ChronoScale is required to file a registration statement with the SEC covering the resale of all registrable securities held by the APLD Investors by the date that is sixty (60) days after Closing. The registration statement must be on Form S-3, or if Form S-3 is unavailable, on another appropriate form, with ChronoScale obligated to convert to a Form S-3 shelf registration statement within thirty (30) days of becoming eligible. ChronoScale is obligated to use commercially reasonable efforts to have the registration statement declared effective within thirty (30) calendar days of the filing deadline (or sixty (60) days if the SEC reviews the filing).

ChronoScale will bear all registration expenses, excluding underwriting discounts, selling commissions, and the APLD Investors’ legal fees. ChronoScale is obligated to maintain the effectiveness of the registration statement until there are no longer any registrable securities outstanding, subject to certain permitted suspension periods not exceeding forty-five (45) consecutive trading days or ninety (90) total trading days in any 365-day period. If the SEC limits the securities eligible for registration under Rule 415, ChronoScale will be obligated to use commercially reasonable efforts to advocate for full registration and, if unsuccessful, allocate any required cutbacks among the APLD Investors on a pro rata basis. ChronoScale is also obligated to take reasonable steps to facilitate sales under Rule 144, maintain stock exchange listings, and promptly notify investors of any material misstatements requiring prospectus amendments.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Investor Rights Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report and incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01 of Form 8-K, the information set forth in the Explanatory Note and Items 1.01 and 9.01 of this Current Report is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On May 5, 2026, the Company issued a press release announcing the Closing. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Current Report under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the SEC, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by a specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and future financing plans of the Company. These statements use words, and variations of words, such as “will,” “continue,” “build,” “future,” “increase,” “drive,” “believe,” “look,” “ahead,” “confident,” “deliver,” “outlook,” “expect,” “project” and “predict.” Other examples of forward-looking statements may include, but are not limited to, (i) statements that reflect perspectives and expectations regarding lease agreements and any current or prospective data center campus development; (ii) statements about the high-performance computing (HPC) industry; (iii) statements about the cloud compute industry; (iv) statements of company plans and objectives, including but not limited to, the Company’s plans and objectives with respect to ChronoScale, as the go forward accelerated compute platform, the Company’s evolving business model, or estimates or predictions of actions by suppliers; (v) statements of future economic performance; (vi) statements of assumptions underlying other statements and statements about the Company or its business and ChronoScale and its business; and (vii) the Company’s plans to obtain future project financing. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. These risks, uncertainties, and other factors include, among others: ChronoScale’s ability to develop its combined business as planned; the parties’ ability to successfully integrate the cloud compute business with the legacy Ekso business, the Company’s ability to complete construction of the Company’s High Power Compute (HPC) data center campuses as planned; the lead time of customer acquisition and leasing decisions and related internal approval processes; changes to artificial intelligence and HPC infrastructure needs and their impact on future plans; costs related to the HPC operations and strategy; the Company’s ability to timely deliver any services required in connection with completion of installation under lease agreements; the Company’s ability to raise additional capital to fund the ongoing datacenter construction and operations; ChronoScale’s dependence on material cloud compute customer/s; the Company’s ability to obtain financing of datacenter leases on acceptable financing terms, or at all; the Company’s dependence on principal customers, including its ability to execute and perform its obligations under its leases with key customers, including without limitation, the datacenter leases with hyperscalers; the Company’s ability to timely and successfully build new hosting facilities with the appropriate contractual margins and efficiencies; power or other supply disruptions and equipment failures; the inability to comply with regulations, developments and changes in regulations; cash flow and access to capital; availability of financing to continue to grow its business; decline in demand for the Company’s products and services or the products and services of ChronoScale; maintenance of third party relationships; and conditions in the debt and equity capital markets. A further list and description of these risks, uncertainties and other factors can be found in the Company’s most recently filed Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including in the sections captioned “Forward-Looking Statements” and “Risk Factors,” and in the Company’s subsequent filings with the Securities and Exchange Commission (“SEC”), as well as Ekso’s definitive information statement on Schedule 14C, describing the Business Combination, filed with the SEC on April 3, 2026. Copies of these filings are available online at www.sec.gov, on the Company’s website (www.applieddigital.com) under “Investors,” or on request from the Company. Information in this Current Report on Form 8-K is as of the dates and time periods indicated herein, and the Company does not undertake to update any of the information contained in these materials, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1†	Contribution and Exchange Agreement, dated February 15, 2026, by and among Ekso Bionics Holdings, Inc., APLD ChronoScale HoldCo LLC, APLD Intermediate HoldCo LLC, and Applied Digital Cloud Corporation (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 17, 2026).
10.2*†	Securities Purchase Agreement by and between ChronoScale Corporation and Applied Digital Corporation, dated May 1, 2026.
10.3*^†	Management Advisory and Corporate Services Agreement, by and between ChronoScale Corporation and Applied Digital Corporation, dated May 5, 2026.
10.4*†	Investor Rights Agreement, by and between ChronoScale Corporation and APLD ChronoScale HoldCo LLC, dated May 5, 2026.
99.1*	Press Release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.
†	Annexes, schedules and exhibits to this Exhibit omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.
^	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 5, 2026	By:	/s/ Saidal Mohmand
	Name:	Saidal Mohmand
	Title:	Chief Financial Officer